UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 31, 2011

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code:  (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

This Current Report on Form 8-K/A (this “Amended Report”) is filed as an amendment to our Current Report on Form 8-K filed on June 1, 2011 (the “Original Report”).  As discussed in our Original Report, Martin Midstream Partners L.P. (“MMLP”) and Martin Resource Management Corporation (through its subsidiary Martin Underground Storage, Inc.) (“MRMC”) entered into a limited liability company agreement dated May 31, 2011 (the “Original Redbird LLC Agreement”) to form Redbird Gas Storage LLC, a natural gas storage joint venture (the “Redbird Joint Venture”). A copy of the Original Redbird LLC Agreement is filed as Exhibit 10.1 to this Amended Report and is incorporated herein by reference.  For additional information regarding the Redbird Joint Venture and the Original Redbird LLC Agreement, see our Original Report and the exhibit thereto.

On September 7, 2011, MMLP and MRMC entered into an Amended and Restated Limited Liability Company Agreement for the Redbird Joint Venture (the “Restated Redbird LLC Agreement”), which revised the definitions of Class A Interests and Class B Interests to reflect the members’ actual capital contributions, revised certain provisions to permit the members, in certain circumstances, to make additional capital contributions in exchange for Class A Interests, and added additional rights and obligations between the members, including a right of first offer, an option to purchase and tag-along rights.  A copy of the Restated Redbird LLC Agreement is filed as Exhibit 10.2 to this Amended Report and is incorporated herein by reference.

Concurrent with the formation of the Redbird Joint Venture, MMLP entered into an Eighth Amendment (the “Eighth Amendment”) to its Second Amended and Restated Credit Agreement (as amended to date, the “Credit Agreement”), which increased the maximum amount of investments in permitted joint ventures to $100.0 million and added a restrictive covenant regarding certain changes in ownership of the Redbird Joint Venture.

On September 7, 2011, MMLP entered into a Ninth Amendment (the “Ninth Amendment”) to its Credit Agreement, which adjusted the maximum amount of investments in permitted joint ventures to $50.0 million, set the maximum amount of investments in the Redbird Joint Venture and Cardinal Gas Storage Partners (“Cardinal Gas Storage”) to $120.0 million for Class A Interests and $15.0 million for Class B Interests and revised certain other provisions to permit the potential distribution of Cardinal Gas Storage to MMLP and the dissolution of the Redbird Joint Venture.

A copy of the Eighth Amendment is filed as Exhibit 10.3 to this Amended Report and a copy of the Ninth Amendment is filed as Exhibit 10.4 to this Amended Report, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 of this Amended Report is incorporated by reference into this Item 2.03 of this Amended Report.

Item 9.01. Exhibits.

     (d) Exhibits.

Exhibit No.	Description
10.1 10.2 10.3 10.4
Limited Liability Company Agreement of Redbird Gas Storage LLC dated May 27, 2011.
Amended and Restated Limited Liability Company Agreement of Redbird Gas Storage LLC dated September 7, 2011.
Eighth Amendment to Second Amended and Restated Credit Agreement dated May 31, 2011.
Ninth Amendment to Second Amended and Restated Credit Agreement dated September 7, 2011 (filed as Exhibit 10.1 to MMLP’s Quarterly Report on Form 10-Q, filed November 7, 2011, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By:      Martin Midstream GP LLC,
Its General Partner

Date:  May 31, 2011                                                                By:    /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1 10.2 10.3 10.4
Limited Liability Company Agreement of Redbird Gas Storage LLC dated May 27, 2011.
Amended and Restated Limited Liability Company Agreement of Redbird Gas Storage LLC dated September 7, 2011.
Eighth Amendment to Second Amended and Restated Credit Agreement dated May 31, 2011.
Ninth Amendment to Second Amended and Restated Credit Agreement dated September 7, 2011 (filed as Exhibit 10.1 to MMLP’s Quarterly Report on Form 10-Q, filed November 7, 2011, and incorporated herein by reference).